================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)



Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

         [_]      Preliminary Proxy Statement

         [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [X]      Definitive Proxy Statement

         [_]      Definitive Additional Materials

         [_]      Soliciting Material Pursuant toss.240.14a-12


                                       ZAP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 1 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

================================================================================

                                       ZAP
                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD SUNDAY, SEPTEMBER 28, 2003


The 2003 Annual Meeting of Shareholders of ZAP (the "Company") will be held at 1:00 PM Pacific Standard Time on Sunday, September 28, 2003 at The Vineyard Creek Hotel, Spa and Conference Center, 170 Railroad Street, Santa Rosa, Sonoma County, California 95401 for the following purposes:

1. To elect five members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: Louis Auletta, Michael Coder, Renay Cude, Steven Schneider and Gary Starr.

2. To ratify the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company's independent public accountant for the fiscal year ending December 31, 2003; and

3. To consider and act upon such other matters that may properly come before the meeting.

The Board of Directors has fixed July 24, 2003 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.



                                             By Order of the Board of Directors,

                                             Renay Cude
                                             Corporate Secretary





August 8, 2003

                                       ZAP

                                501 Fourth Street
                        SANTA ROSA, CALIFORNIA 95401 USA

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON SUNDAY, SEPTEMBER 28, 2003


This proxy statement is being furnished to the shareholders of ZAP in connection with the solicitation of proxies by the Board of Directors for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Sunday, September 28, 2003, beginning at 1:00 PM Pacific Standard Time, at The Vineyard Creek Hotel, Spa and Conference Center, 170 Railroad Street, Santa Rosa, Sonoma County, California 95401.

We are mailing this proxy statement and the enclosed proxy to our shareholders on or about August 8, 2003. The enclosed proxy is solicited by the Board of Directors of ZAP.

ZAP will bear the entire cost of preparing, assembling and mailing the Notice of Annual Meeting and this proxy statement to shareholders. ZAP has made arrangements to forward copies of proxy materials to brokerage houses, fiduciaries and custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of ZAP at ZAP's expense. In addition to the solicitation of proxies by mail, some of the officers and directors and regular employees of ZAP may without additional compensation solicit proxies by telephone or personal interview. ZAP will bear the costs of these solicitations.


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

OUTSTANDING SECURITIES AND VOTING RIGHTS

The record date for determining the shareholders entitled to vote at the meeting is July 24, 2003. All holders of our Common Stock at the close of business on July 24, 2003 will be eligible to vote at the Annual Meeting. On that date there were14,496,458 shares of Common Stock. Each share is entitled to one vote.


PROXY VOTING

Shares for which proxies are properly executed and returned, or properly voted telephonically or by Internet, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named under Proposal Number 1 below, "FOR" and "FOR" the ratification of Odenberg,Ullakko, Muranishi & Co. LLP as our independent public accountant for 2003. Should any other business properly come before the meeting, the person or persons named as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, Computershare Trust, a proxy for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting.

VOTES REQUIRED

Nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The approval of Odenberg,Ullakko,Muranishi & Co. LLP as our independent auditors and any other proposal which may be brought before the meeting will require the approval of a majority of the shares present and represented at the Annual Meeting.

QUORUM AND COUNTING THE VOTE

A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstention votes will be counted as present and represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present and represented at the Annual Meeting for the purpose of determining whether a quorum exists. In the election of directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against any other proposal submitted for consideration by the shareholders at the Annual Meeting.

REVOCATION OF PROXIES

You may revoke a proxy at any time prior to the time it is voted by delivering a written notice of revocation to the Secretary of ZAP, by submitting a later-dated proxy or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

Board Committees and Meetings

During the fiscal year ended December 31,2002, the Board of Directors held twenty meetings. Each director attended at least 75% of the aggregate of the total number of Board of Directors and committee meetings held during the period in which he served as a director. The Board of Directors also formed an Audit Committee in early 2003.

The Audit Committee is primarily responsible for, among other things, approving the services performed by the Company's independent auditors, reviewing financial statements of the Company, determining the adequacy of the Company's accounting practices and determining the effectiveness of the Company's system of internal accounting controls.

The full Board of Directors makes recommendations concerning the submission of candidates at shareholders' meetings for election to the Board of Directors. In lieu of a Compensation Committee, the Board of Directors reviews and approves all major issues concerning salaries. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

DIRECTORS' COMPENSATION
Members of our Board of Directors do not receive any cash compensation for their service on the Board of Directors, but directors may be reimbursed for certain expenses in connection with their attendance at Board of Directors meetings.

CERTAIN RELATIONSHIPS
The Company has a consulting arrangement with Mr. Coder to provide legal services. During the fiscal year ended December 31, 2002 approximately $23,000 was paid to Mr. Coder.

RELATIONSHIPS AMONG DIRECTORS AND EXECUTIVE OFFICERS

The Company leases office space and land from its CEO and major shareholder. This property is used to operate the car outlet. Rental expense under this lease was approximately $49,000 for the year ended December 31, 2002.

The Company has an advance of approximately $15,000 from its CEO. The advance bears interest at 6% and is due on demand.


PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP

CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information as of July 24, 2003 as to the shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own more than 5% of its Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under " Executive Compensation -Summary Compensation Table," and (iv) all directors and executive officers of the company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o ZAP, 501 Fourth Street, Santa Rosa, California, 95401.Included in the calculation of ownership are warrants and stock options issued by the Company. The shares pursuant to stock options include those which may be exercised within 60 Days of July 24, 2003.

                            SHARES BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER                         NUMBER            PERCENT
Directors and Named Executive Officer:

Steven Schneider(1)                            14,278,450            28.3

Gary Starr (2)                                  5,098,497            10.1

Louis Auletta (3)                                 6,250                *

Michael G.Coder (4)                              31,250                *


5% Stockholders:

Daka Development Ltd (5)                        4,970,470             9.8
Leroy Plaza
15 Cheung Shun Street
Kowloon, Hong Kong

Ridgewood ZAP LLC (6)                           3,978,000             7.9
Ridgewood Power
947 Linwood Avenue
Ridgewood NJ

Mercatus & Partners (7)                         2,941,176             5.8
188 Green Lane
Northwood
Middlesex
United Kingdom

All Executive Officers and
directors as a group (4 persons)               19,414,447            38.4
--------------------------------

 o   Represents less than 1%
(1) Includes 11.3 million shares of Common Stock issuable upon the exercise of various warrants and 89,000 shares of stock upon the exercise of stock options.
(2) Includes 3.8 million shares of common stock issuable upon the exercise of various warrants and 205,000 shares of stock upon the exercise of stock options.
(3)  Represents stock options issued by the Company.
(4)  Includes 6,250 stock options issued by the Company.
(5) Includes 3.5 million shares of Common Stock issuable upon the exercise of various warrants.
(6) Includes 2.9 million shares of common stock issuable upon the exercise of certain warrants.
(7) These shares may be cancelled. They were provided as collateral for a working capital loan, which has not been funded as of July 24, 2003.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

Our Bylaws state that the Board of Directors shall consist of between five and nine members, with the exact number of directors between this range to be determined by the Board of Directors. The Board of Directors has set the number of directors at from five to nine, currently we are seeking to add one new members to our Board of Directors which will bring the total to five.

At the Annual Meeting , five directors will be elected to serve until the 2004 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. The Board of Directors will present for election by the shareholders and recommends a vote "FOR" the following nominees: Louis Auletta, Michael Coder, Renay Cude, Steven Schneider and Gary Starr.

Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Four of the nominees are currently members of the Board of Directors.

All proxies will be voted "FOR" the election of each of these nominees unless authority to vote for the election for any nominee or nominee is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders will have the right to vote their shares cumulatively. However, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the Annual Meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates. If no shareholder elects to use cumulative voting then the shareholders shall be allowed to cast one vote per share owned for each of the five positions on the Board of Directors. Votes cast against a candidate or which are withheld shall have no effect.

Background information with respect to the five nominees for election to the Board of Directors is set forth below.


                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

LOUIS AULETTA is currently a Director of ZAP and has been involved in various entrepreneurial business ventures for the past 35 years. Currently, he is engaged in real estate development. An avid environmentalist all his life, he has also served as the executive director of the Earth Options Institute. Mr. Auletta holds a Bachelors degree in Business from Wagner College, New York.

MICHAEL G. CODER is presently a Director of ZAP and was educated at the University of California , Davis and received a Bachelors Degree in Psychology in 1970. He also received his law degree from the University of the Pacific-Mc George School of Law in 1974. Mr. Coder was employed by the District Attorneys of Yolo and Sacramento Counties from 1973 to 1974.He also served as a Supervising Staff Counsel for the California Department of Motor Vehicles from 1974 to 1976. Additionally, Mr. Coder was an Administrative Law Judge for the Educational (now Public) Employment Relations Board from 1976 to 1977. For the past 25 years, Mr. Coder has been a senior partner or sole law practitioner representing the members of the automotive industry. Mr. Coder has also functioned as a part-time consultant to ZAP. See Note in Certain Relationship.

RENAY CUDE is a nominee for Director and was appointed Corporate Secretary in August 2002. Prior to joining ZAP, Ms. Cude was working as a legal secretary for a law firm. Ms. Cude has over five years experience working in the bankruptcy field with helping companies through the reorganization process. Ms. Cude holds an Associates Degree in General Education from Santa Rosa Junior College.

STEVEN SCHNEIDER became a Director on June 20, 2002 and became the Chief Executive Officer on October 26, 2002. He is also the founder of Voltage Vehicles, a full-service alternative fuel vehicle distributor specializing in the full spectrum of electric vehicles (EV) and full-performance alternative fuel vehicles (AFV) including automobiles, motorcycles, bicycles, scooters, hovercraft, neighborhood electric vehicles (NEV), commercial vehicles and accessories. He also founded Auto Distributors, Inc., which is the promotion and distribution arm of Voltage Vehicles dealership He has also been appointed to the Advisory Board of Directors to Apollo Energy Systems where he works closely with Apollo's management. He is involved in planning marketing strategies and tactics for Apollo Energy. Apollo is in the business of developing and manufacturing fuel cell technology and propulsion systems.

Mr. Schneider is also active in legislative issues regarding alternative fuel vehicles, he recently lobbied at the nation's capitol on behalf of the Clear Act (S.760/H.R. 1864: "Clean Efficient Automobiles Resulting From Advanced Car Technologies"). He also supported Representative Sherwood Boehlert (R-NY) efforts to introduce new legislation called the "Alternative Fueled Acceleration Act of 2001" along with actively supporting numerous other related state and federal initiatives. He is an active member on the LSV subcommittee in Washington D.C. where his ideas have spawned new innovative markets for low speed vehicles. Mr. Schneider's automotive career spans more than 17 years experience in varying roles including that of owner, partner, sales representative, business manager, creditor and adjustor. His successes also include the formation of two Northern California automobile sales companies, as well as stints in the financial, real estate and electronics industries. He has also received extensive education and training in sales and marketing, banking, insurance and automotive training.

GARY STARR became the Chairman of the Board of ZAP on October 26, 2002 . He had been the Chief Executive Officer of ZAP since September 1999. Mr. Starr has been a director and executive officer of ZAP since its inception in 1994. He has been building, designing, and driving electric cars for more than 25 years. In addition to overseeing the marketing of more than 80,000 electric bicycles and other electric vehicles, Mr. Starr has invented several solar electric products and conservation devices. Mr. Starr founded U.S. Electricar's electric vehicle operation in 1983. In 1993, Mr. Starr earned a Private Industry Council Recognition Award for creating job opportunities in the EV industry and was named as one of the ten most influential electric car authorities by Automotive News. He has also received recognition awards for his contributions toward clean air from the American Lung Association of San Francisco, CALSTART and U.S. Senator Barbara Boxer. Mr. Starr has several publications: Electric Cars: Your Guide to Clean Motoring, The Shocking Truth of Electric Cars, and The True Cost of Oil. Mr. Starr has a Bachelor of Science Degree from the University of California, Davis in Environmental Consulting and Advocacy.


                                PROPOSAL NUMBER 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

Odenberg, Ullakko, Muranishi & Co. LLP has been appointed by the Board of Directors as our independent public accountant for the fiscal year ending December 31, 2003. In the event that ratification of this selection of independent public accountant is not approved by a majority of the shares of Common Stock voting at the Annual Meeting, the Board of Directors will reconsider its selection of independent public accountant.

A representative of Odenberg, Ullakko, Muranishi & Co. LLP is expected to be present at the Annual Meeting.

Audit Fees

The aggregate audit fees billed by Odenburg, Ullakko, Muranshi & Co. for professional services rendered for the audit of the Company's Annual Report on Form 10-KSB and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB were $65,000. No other fees were paid to Odenburg,Ullakko, Muranshi & Co.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF UDENBERG,ULLAKKO,MURANISHI & CO. LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by Steve Schneider and Gary Starr, our present and former Chief Executive Officer respectively , for the years indicated below.

                                   ANNUAL COMPENSATION                              LONG-TERM COMPENSATION

                                                                             AWARDS               PAYOUTS
                                                                     ---------------------------------------------
                                                                                  STOCK
                                                      OTHER          RESTRICTED   UNDERLYING             ALL OTHER
                                                      ANNUAL         STOCK        OPTIONS      LTIP      COMPEN-
                                     SALARY   BONUS   COMPENSATION   AWARD        /SARS        PAYOUTS   SATION
NAME AND PRINCIPAL POSITION   YEAR   ($)      ($)     ($)            ($)          (#)          ($)       ($)
---------------------------   ----   ------   -----   ------------   ----------   ----------   -------   ---------
Steve Schneider
Chief Executive Officer
effective October 26, 2002    2002   31,300                                          200,000

Gary Starr                    2000   59,600     700
former Chief                  2001   60,800                                          116,667
Executive officer             2002   69,100                                          200,000


STOCK OPTIONS

The following table provides information regarding stock options granted to Steve Schneider and Gary Starr for the fiscal year ended December 31, 2002. The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment and vest monthly over 3 years. The exercise price is equal to 100% of the fair market value of our Common Stock on the date of grant.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                YEAR             NUMBER OF                    % OF TOTAL             EXERCISE OR
              OPTIONS      SECURITIES UNDERLYING       OPTIONS/SARS GRANTED TO       BASE PRICE        EXPIRATION
NAME          GRANTED      OPTIONS/SARS GRANTED        EMPLOYEES IN FISCAL YEAR        ($/SH)             DATE
-----------------------------------------------------------------------------------------------------------------
Steve Schneider 2002             200,000                         14%                    $0.30             7/05/12
Gary Starr      2002             200,000                         14%                    $0.30             7/05/12

                        ADDITIONAL INFORMATION AVAILABLE

The Company files an Annual Report on Form-10KSB with the SEC. Shareholders may obtain a separate copy of this Report, without charge, by writing to Renay Cude, Secretary of the Company at 501 Fourth Street, Santa Rosa, California 95401.


                            PROPOSALS OF SHAREHOLDERS

Proposals which shareholders wish to be considered for inclusion in the proxy materials solicited by the Board of Directors for the 2004 Annual Meeting must be received by the Secretary by March 1, 2004 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.


REPORTS UNDER SECTION 16(A) OF THE EXCHANGE ACT

Section 16 (a)  Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes to that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this proxy statement those persons who failed to timely file these reports. To the Company's knowledge, based solely on a review of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 2002, all Section 16 (a) filing requirements applicable to its officers, directors and 10% stockholders were complied with, except that Mr. Schneider and Mr. Starr filed Forms 3 and 5 late.


                                 OTHER BUSINESS

It is not intended that any business other than that set forth in the notice of Annual Meeting and more specifically described in this proxy statement will be brought before this meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors

Corporate Secretary
Santa Rosa, California

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder(s) of the stock of ZAP acknowledges(s) receipt of the Notice of Annual Meeting of Shareholders of ZAP, dated August 8, 2003 a Proxy Statement of the Board of Directors of the same date. The undersigned hereby appoint(s) Renay Cude, attorney and proxy, with full power of substitution and revocation, to vote, as designated below all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess IF personally present at the 2003 Annual Meeting of Shareholders of ZAP, to be held at The Vineyard Creek Hotel, Spa and Conference Center, 170 Railroad Street, Santa Rosa, Sonoma County, California 95401, on Sunday September 28, 2003 at 1:00 p.m. Pacific Standard Time, and at any adjournments thereof.

The holder of this proxy is granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has granted the authority to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PERSONS LISTED BELOW FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR EACH OF THE PROPOSALS LISTED IN THE PROXY STATEMENT. THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) DULY EXECUTING THIS PROXY. IF NO DIRECTION IS MADE WITH RESPECT TO ANY OR ALL OF THE BELOW PROPOSALS, THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS LISTED BELOW AND FOR ALL OF THE PROPOSALS LISTED IN THE STATEMENT.



           THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE


            PLEASE COMPLETE, DATE AND SIGN PROXY ON REVERSE SIDE AND
             RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

                                       ZAP


PLEASE MARK VOTE IN CIRCLE IN THE FOLLOWING MANNER USING DARK INK ONLY: 0

The 2003 Annual Meeting of Shareholders of ZAP (the "Company") will be held at 1:00 PM Pacific Standard Time on Sunday, September 28, 2003 at The Vineyard Creek Hotel, Spa and Conference Center, 170 Railroad Street, Santa Rosa, Sonoma County, California 95401 for the following purposes:


1. To elect five members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: Louis Auletta, Michael Coder, Renay Cude, Steven Schneider and Gary Starr.

                               FOR       WITHHELD      FOR ALL
                               ALL         ALL         EXCEPT
                               [_]         [_]           [_]



2. To ratify the appointment of Odenberg Ullakko Muranishi & Co. LLP as the Company's independent public accountant for the fiscal year ending December 31, 2003:
                               FOR       AGAINST       ABSTAIN
                               [_]         [_]           [_]


INSTRUCTIONS:

Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title. Joint shareholders EACH must sign his or her name.

By executing this proxy, I (we) hereby revoke all previous proxies with any matter to be voted upon at the Annual Meeting.


Number of shares: _______________________________________

Date: _____________________________________________, 2003

Signature of Shareholder ________________________________

Printed Name of Shareholder _____________________________

Signature of Joint Shareholder __________________________

Printed Name of Joint Shareholder _______________________